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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 April 14, 2003

                (Date of Report/Date of earliest event reported)


                            PHELPS DODGE CORPORATION

             (Exact name of registrant as specified in its charter)

          New York                 333-67606                     13-1808503
(State or other jurisdiction    (Commission File               (IRS Employer
     of incorporation)              Number)                  Identification No.)

                            ONE NORTH CENTRAL AVENUE
                             PHOENIX, ARIZONA 85004
              (Address and zip code of principal executive offices)



                                 (602) 366-8100
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)




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ITEM 9 AND ITEM 12.    REGULATION FD DISCLOSURE.

On April 14, 2003, Phelps Dodge Corporation issued a press release announcing, among other things, the rescheduling of the company's annual meeting from May 1, 2003 to May 23, 2003. A copy of the press release is attached hereto as exhibit
99.1 and incorporated by reference herein.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  April 14, 2003               PHELPS DODGE CORPORATION
                                    (Registrant)
                                    By:      /s/ Ramiro G. Peru
                                             ------------------
                                             Name:  Ramiro G. Peru
                                             Title:    Senior Vive President and
                                             Chief Financial Officer



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                                  EXHIBIT INDEX


         99.1     Press release, dated April 14, 2003.




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